UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 4, 2026

McEWEN INC.

(Exact name of registrant as specified in its charter)

Colorado	001-33190	84-0796160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 King Street West, Suite 2800 Toronto, Ontario, Canada	M5H 1J9
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code:	(866) 441-0690

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MUX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 4, 2026, McEwen Inc. (the “Company”) held its annual meeting of shareholders. Of the 59,452,799 shares outstanding and entitled to vote at the meeting, 34,079,421 shares were voted, representing approximately 57.3% of the outstanding shares entitled to vote and therefore a quorum for all purposes of conducting business at the annual meeting.

At the annual meeting, the shareholders: (i) elected the eleven individuals nominated to serve as directors;  (ii) ratified the appointment of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm for the year ending December 31, 2026 and (iii) approved the issuance of the Company’s common stock to Robert R. McEwen as described in the proxy statement.

Proposal 1

Election results for the directors nominated at the meeting are as follows:

	Shares Voted
Name of Nominee	For	Withheld	Broker Non- Votes
Robert R. McEwen	25,683,647	806,486	7,589,283
Dalia Asterbadi	26,241,182	248,951	7,589,283
Ian J. Ball	25,415,060	1,075,073	7,589,283
Richard W. Brissenden	25,650,004	840,129	7,589,283
Alfred Colas	26,259,077	231,056	7,589,283
Nicolas Darveau-Garneau	26,256,818	233,315	7,589,283
Steve Kaszas	26,186,071	304,062	7,589,283
Michelle Makori	26,279,149	210,984	7,589,283
Michael Melanson	26,230,642	259,491	7,589,283
John Florek	22,173,375	4,316,758	7,589,283
William M. Shaver	26,294,881	195,252	7,589,283

Proposal 2

Voting results for the ratification of the appointment of EY as the independent registered public accounting firm for the year ending December 31, 2026, are as follows:

For	Against	Abstain	Broker Non-Votes
33,905,193	129,269	44,959	0

Proposal 3

Voting results by the Company’s disinterested shareholders (shareholders other than Mr. McEwen and his affiliates) of common stock present and entitled to vote on the matter regarding the issuance of shares of the Company’s common stock to Mr. McEwen are as follows:

For	Against	Abstain	Broker Non-Votes
17,696,367	278,311	96,004	7,589,283

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McEWEN INC.

Date: June 10, 2026	By:	/s/ Carmen Diges
Carmen Diges, General Counsel